UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 27, 2005
                                                         ----------------

                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


           Colorado                    000-26621                 52-2077581
           --------                    ---------                 ----------
 (State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation or             File Number)           Identification No.)
         organization)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2005, NIC Inc. issued a press release announcing third quarter 2005 earnings information. A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as
Exhibit 99.

ITEM 7.01   REGULATION FD DISCLOSURE

On October 27, 2005, NIC Inc. issued a press release announcing third quarter 2005 earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the third quarter 2005 earnings information at 9:00 a.m., EDT, on October 27, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated October 27, 2005, announcing third quarter 2005 earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NIC Inc.

Date: October 27, 2005                      /s/ Stephen M. Kovzan
                                            ---------------------
                                            Stephen M. Kovzan
                                            Vice President, Financial Operations
                                            Chief Accounting Officer



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